This is filed pursuant to Rule 497(e).

AllianceBernstein Large Cap Growth Fund, Inc.
File Nos. 33-49530 and 811-6730.

The AllianceBernstein Portfolios
File Nos. 33-12988 and 811-05088.

AllianceBernstein Mid-Cap Growth Fund, Inc.
File Nos. 2-10768 and 811-00204.

AllianceBernstein Cap Fund, Inc.
File No. 2-29901 and 811-01716.

AllianceBernstein Global Technology Fund, Inc.
File Nos. 2-70427 and 811-03131.

AllianceBernstein Global Health Care Fund, Inc.
File Nos. 333-77953 and 811-09329.

AllianceBernstein Global Research Growth Fund, Inc.
File Nos. 333-85164 and 811-21064.

AllianceBernstein International Growth Fund, Inc.
File Nos. 33-76598 and 811-08426.

[LOGO] AllianceBernstein(R)
       Investment Research and Management

                                                  ALLIANCEBERNSTEIN GROWTH FUNDS
                                        -AllianceBernstein Large Cap Growth Fund
                                                  -AllianceBernstein Growth Fund
                                          -AllianceBernstein Mid-Cap Growth Fund
                                   -AllianceBernstein Small Cap Growth Portfolio
                                       -AllianceBernstein Global Technology Fund
                                      -AllianceBernstein Global Health Care Fund
                                  -AllianceBernstein Global Research Growth Fund
                                    -AllianceBernstein International Growth Fund
--------------------------------------------------------------------------------

                      SUPPLEMENT TO THE CURRENT PROSPECTUS
                                 AUGUST 10, 2005

On August 4, 2005, the Boards of Directors/Trustees of the AllianceBernstein Growth Funds (except the AllianceBernstein Global Technology Fund), and on August 9, 2005, the Board of Directors of the AllianceBernstein Global Technology Fund approved calling a meeting of shareholders for the election of directors/trustees.(1) The Boards also approved proposed changes to the charters and fundamental investment policies of each Fund. These proposed changes are intended to result in more uniform charters and fundamental policies, and are part of a broad effort to achieve greater uniformity and standardization among the AllianceBernstein Mutual Funds. Under Maryland law, the changes to the charters require shareholder approval. The changes to the investment policies that are fundamental policies require shareholder approval under the Investment Company Act of 1940 (the "1940 Act").

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(1)  The Boards of Directors/Trustees of the AllianceBernstein Growth Funds and
     the Board of Directors of AllianceBernstein Global Technology Fund are collectively referred to herein as the "Boards" and the AllianceBernstein Growth Funds, including AllianceBernstein Global Technology Fund, are collectively referred to as the "Funds."

The Boards also approved, subject to shareholder approval, the reclassification of the investment objective for each Fund as non-fundamental and changes to the investment objective of each Fund listed below. If these changes are approved by the shareholders, each Fund's Board will be able to approve changes to the Fund's investment objective without shareholder approval, although shareholders would be provided at least 30 days' advance notice of any such change.

The table below outlines each Fund's current investment objective and the proposed change to that objective.

                           Current Investment                Proposed Investment
Fund                       Objective                         Objective
----                       ------------------                -------------------

AllianceBernstein Large    o Long-term growth of capital     o Long-term growth
Cap Growth Fund              by investing predominantly        of capital.
                             in equity securities of a
                             limited number of large,
                             carefully selected,
                             high-quality U.S. companies
                             that are judged likely to
                             achieve superior earnings
                             growth.

AllianceBernstein Growth   o Long-term growth of capital.    o Long-term growth
Fund                         Current income is incidental      of capital.
                             to the Fund's objective.

AllianceBernstein Mid-Cap  o Long-term growth of capital     o Long-term growth
Growth Fund                  and income primarily through      of capital.
                             investments in common
                             stocks.

AllianceBernstein Small    o Growth of capital by            o Long-term growth
Cap Growth Portfolio         pursuing aggressive               of capital.
                             investment policies. Current
                             income is incidental to the
                             Fund's objective.

AllianceBernstein Global   o Growth of capital. Current      o Long-term growth
Technology Fund              income is incidental to the       of capital.
                             Fund's objective.

AllianceBernstein Global   o Capital appreciation and,       o Long-term growth
Health Care Fund             secondarily, current income.      of capital.

To supplement the proposed changes discussed above, the Boards also approved changes to certain non-fundamental policies for the Funds. These changes, which do not require a shareholder vote, are intended to update and modernize these policies. In addition, the Board of Directors for AllianceBernstein International Growth Fund has approved a technical change to the Fund's non-fundamental investment objective from "long-term capital appreciation" to "long-term growth of capital," which, like the changes to the investment objectives discussed above, is intended to standardize the Fund's investment objective with respect to other similarly managed Funds.

None of the proposed changes described above is expected to cause any significant changes in the management of the Funds.

Each Fund's shareholders of record on August 24, 2005, will receive a proxy statement asking them to vote on the election of directors/trustees and the proposals approved by the Boards that require shareholder approval at a meeting of shareholders presently scheduled for November 15, 2005. The proxy statement will contain an explanation of the proposals and information about how shareholders may vote their shares of the Funds.

For more information, please call your financial advisor or visit our website at www.AllianceBernstein.com.
--------------------------

This Supplement should be read in conjunction with the Prospectus for the AllianceBernstein Growth Funds dated November 1, 2004, offering Class A, Class B, Class C and Advisor Class shares of the above-referenced Funds (except for AllianceBernstein International Growth Fund) and the Prospectus dated March, 1 2005 (as amended May 16, 2005), offering Class A, Class R, Class K and Class I shares of the above-referenced Funds.

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(R)  This mark is used under license from the owner, Alliance Capital Management
     L.P.


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